UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: October 13, 2017
(Date of earliest event reported)

SUN COMMUNITIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-12616	38-2730780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27777 Franklin Rd.
Suite 200
Southfield, Michigan	48034
(Address of Principal Executive Offices)	(Zip Code)

248 208-2500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

[ ] Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 8.01    Other Events.

On October 13, 2017, Sun Communities, Inc., a Maryland corporation (the “Company”) announced that it has elected to redeem on November 14, 2017 (the “Redemption Date”) all of the outstanding shares of its 7.125% Series A Cumulative Redeemable Preferred Stock (the “Series A Preferred Stock” NYSE:SUI-PrA; CUSIP No. 866674 203). There are 3,400,000 shares of Series A Preferred Stock outstanding with an aggregate liquidation preference of $85.0 million.

The Company will pay the holder of the Series A Preferred Stock cash in the amount of $25.00 per share, plus any accrued and unpaid distributions up to, but not including, the Redemption Date, without interest, in an amount equal to $0.217708 per share, for a total payment of $25.217708 per share (the “Redemption Price”).

From and after the Redemption Date, dividends on the Series A Preferred Stock will cease to accrue and the only remaining right of the holders of the Series A Preferred Stock will be to receive payment of the Redemption Price.

A notice of redemption will be mailed on October 13, 2017 to the holder of record of the Series A Preferred Stock. All of the Series A Preferred Stock being called for redemption are held of record by Cede & Co., as nominee of The Depositary Trust Company (“DTC”). Accordingly, the Series A Preferred Stock will be redeemed in accordance with the applicable procedures of DTC.

A copy of the press release announcing the redemption of, and the notice of redemption for, all of the outstanding shares of the Series A Preferred Stock is hereby incorporated by reference and filed herewith as Exhibits 99.1 and 99.2.

Item 9.01	Financial Statements and Exhibits.

(d)        Exhibits.

Exhibit No.	Description

99.1	Notice of Redemption to the Holders of the 7.125% Series A Cumulative Redeemable Preferred Stock of Sun Communities, Inc.
99.2	Press Release dated October 13, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN COMMUNITIES, INC.
Dated: October 13, 2017	By:	/s/ Karen J. Dearing
Karen J. Dearing, Executive Vice President, Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Notice of Redemption to the Holders of the 7.125% Series A Cumulative Redeemable Preferred Stock of Sun Communities, Inc.
99.2	Press Release dated October 13, 2017